Exhibit 10.8

Execution Version

FIRST AMENDMENT

TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of January 26, 2024, and is by and among TRINSEO LUXCO S.À R.L., a private limited liability company (société à responsabilité limitée), incorporated and existing under the laws of Luxembourg, having its registered office at 26, boulevard Royal, L-2449 Luxembourg, registered with the R.C.S. Luxembourg under number B153577 (“Parent”), TRINSEO NA FINANCE LLC, a Delaware limited liability company (“Holdings”), TRINSEO LUXCO FINANCE SPV S.À R.L., a private limited liability company (société à responsabilité limitée), incorporated and existing under the laws of Luxembourg, having its registered office at 26, boulevard Royal, L-2449 Luxembourg, registered with the R.C.S. Luxembourg under number B279526 (the “Lead Borrower”), TRINSEO NA FINANCE SPV LLC, a Delaware limited liability company (the “Co-Borrower”, together with the Lead Borrower, the “Borrowers” and each, a “Borrower”), the Guarantors party hereto from time to time, the Required Lenders identified on the signature pages hereof and Alter Domus (US) LLC, as Administrative Agent and Collateral Agent (in such capacities, “Administrative Agent”).

RECITALS:

WHEREAS, the Borrowers, the Parent, Holdings, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of September 8, 2023 (as amended prior to the date hereof, the “Existing Credit Agreement” and as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, including pursuant to this Amendment, the “Credit Agreement”);

WHEREAS, the Loan Parties, the Required Lenders and the Administrative Agent have agreed to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01Defined Terms.  Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 1.02Other Interpretive Provisions.  The rules of construction in Article I of the Credit Agreement shall be equally applicable to this Amendment.

ARTICLE II

AMENDMENTS

SECTION 2.01Amendments. Effective as of the Amendment Effective Date (as defined below), Section 6.01(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) Solely to the extent requested by a Lender in writing (email acceptable) on or after ninety (90) days following the end of each fiscal year of Americas Styrenics completed after the Closing Date, promptly deliver to such Lender a detailed budget for the following fiscal year on a quarterly basis and for the next succeeding two years on an annual basis (including statements of projected cash flow and projected income and a summary of the material underlying assumptions applicable thereto) (collectively, the “Projections”). For the avoidance of doubt, no Lender shall be delivered the Projections unless requested in accordance with this clause (c);”

SECTION 2.02No Novation.  The execution and delivery of this Amendment shall not constitute a novation or termination of the Existing Credit Agreement or of the credit facility or any other Loan Document thereunder or in respect thereof, except as provided herein.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, each Loan Party party hereto hereby represents to the Administrative Agent and the Lenders as of the date hereof as follows:

SECTION 3.01Authorization.  Such Loan Party is duly authorized to execute and deliver this Amendment and is duly authorized to perform its obligations under the Credit Agreement and the other Loan Documents to which it is a party.

SECTION 3.02No Contravention.  The execution and delivery of this Amendment by such Loan Party does not and will not (i) contravene the terms of the Organization Documents of such Loan Party; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than as permitted by Section 7.01 of the Credit Agreement) under (x) any Contractual Obligation to which such Loan Party is a party or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any applicable Law; in the case of the foregoing clauses (ii) and (iii), except to the extent such conflict, breach, violation or contravention could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.03Binding Effect.  This Amendment is a legal, valid, and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar Laws of the United States or other applicable jurisdictions from time to time in effect relating to or affecting the rights and remedies of creditors generally or by general equitable principles.

SECTION 3.04No Event of Default.  As of the Amendment Effective Date, immediately after giving effect to this Amendment, no Event of Default has occurred and is continuing or would result therefrom.

ARTICLE IV

CONDITIONS PRECEDENT

SECTION 4.01Conditions to Effectiveness.  This Amendment shall become effective on the date each of the following conditions shall have been satisfied in form and substance satisfactory to the Administrative Agent and the Required Lenders (such date, the “Amendment Effective Date”):

(a)The Administrative Agent shall have received counterparts of this Amendment executed by each Loan Party, the Administrative Agent and Lenders constituting Required Lenders, each of which shall be originals, facsimiles or other electronic transmission unless otherwise specified, each properly executed by the applicable Persons specified below, each dated the Amendment Effective Date and, each in form and substance satisfactory to the Administrative Agent and its legal counsel.

(b)The representations and warranties of the Borrowers and each other Loan Party contained in Article III hereof shall be true and correct in all material respects as of the Amendment Effective Date.

The Administrative Agent’s delivery to the Borrowers of a copy of this Amendment executed by all necessary parties described in Section 4.01(a) shall be deemed evidence that the Amendment Effective Date has occurred.

ARTICLE VI

MISCELLANEOUS

SECTION 6.01Governing Law.  This Amendment is governed by, and is to be construed in accordance with, the laws of the State of New York and shall be further subject to the provisions of Sections 10.15 and 10.16 of the Credit Agreement, mutatis mutandis.  Each provision of this Amendment is severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

SECTION 6.02Binding Effect.  On and after the Amendment Effective Date, this Amendment shall bind the Administrative Agent, the Lenders, each Loan Party and their respective successors and assigns, and will inure to the benefit of Administrative Agent, the Lenders and each Loan Party and their respective successors and assigns.

SECTION 6.03Ratification.  Each Loan Party, by execution of this Amendment, hereby reaffirms, assumes, and binds itself to all applicable obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement and the other Loan Documents (including the granting of any Liens for the benefit of the Administrative Agent and the Lenders).

SECTION 6.04Loan Document; Expenses.  This Amendment is a Loan Document.  The Borrowers acknowledge that Administrative Agent’s reasonable and documented or invoiced out-of-pocket expenses (including the reasonable and documented out-of-pocket fees, disbursements and other charges of one primary external counsel) incurred in connection with this Amendment shall be paid by the Borrowers pursuant to Section 10.04 of the Credit Agreement.

SECTION 6.05Counterparts; Execution.  The parties may sign this Amendment in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.06Further Assurances.  Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.

SECTION 6.07No Waivers.  Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents.  Except as expressly amended herein, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof.  As used in the Credit Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Existing Credit Agreement as amended hereby and as it may be amended, restated, supplemented or otherwise modified from time to time hereafter in accordance with its terms.

SECTION 6.08Section Captions.  Section captions used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

SECTION 6.09Lender Direction.  Each Lender, by their execution hereof, hereby authorizes and directs the Administrative Agent to execute and deliver this Amendment on the date hereof.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

TRINSEO LUXCO S.À R.L.,

as Parent

By: /s/ David Stasse

Name: David Stasse

Title: Manager

Trinseo NA Finance LLC,

as Holdings

By: /s/ David Stasse

Name: David Stasse

Title: Executive Vice President and Chief Financial Officer

TRINSEO LUXCO FINANCE SPV S.À R.L.,

as Lead Borrower

By: /s/ David Stasse

Name: David Stasse

Title: Manager

Trinseo NA Finance SPV LLC,

as Co-Borrower

By: /s/ David Stasse

Name: David Stasse

Title: Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

ALTER DOMUS (US) LLC,

as Administrative Agent

By: /s/ Winnalynn N. Kantaris

Name: Winnalynn N. Kantaris

Title: Associate General Counsel

[Signature Page to First Amendment to Credit Agreement]

AG CREDIT SOLUTIONS MASTER

FUND IIA, L.P., as a Lender

By: Angelo Gordon & Co., L.P., as manager or advisor

By: /s/ Christopher Moore

Name: Christopher Moore

Title: Authorized Signatory

AG CREDIT SOLUTIONS MASTER

FUND IIB, L.P., as a Lender

By: Angelo Gordon & Co., L.P., as manager or advisor

By: /s/ Christopher Moore

Name: Christopher Moore

Title: Authorized Signatory

AG POTOMAC FUND, L.P., as a Lender

By: Angelo Gordon & Co., L.P., as manager or advisor

By: /s/ Christopher Moore

Name: Christopher Moore

Title: Authorized Signatory

AG CAPITAL SOLUTIONS SMA ONE, L.P. as a Lender

By: Angelo Gordon & Co., L.P., as manager or advisor

By: /s/ Christopher Moore

Name: Christopher Moore

Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

AG CATALOOCHEE, L.P., as a Lender

By: Angelo Gordon & Co., L.P., as manager or advisor

By: /s/ Christopher Moore

Name: Christopher Moore

Title: Authorized Signatory

AG CENTRE STREET PARTNERSHIP, L.P., as a Lender

By: Angelo Gordon & Co., L.P., as manager or advisor

By: /s/ Christopher Moore

Name: Christopher Moore

Title: Authorized Signatory

AG MM, L.P., as a Lender

By: Angelo Gordon & Co., L.P., as manager or advisor

By: /s/ Christopher Moore

Name: Christopher Moore

Title: Authorized Signatory

AG CSF2A DISLOCATION MASTER FUND A, L.P., as a Lender

By: Angelo Gordon & Co., L.P., as manager or advisor

By: /s/ Christopher Moore

Name: Christopher Moore

Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

AG CORPORATE CREDIT OPPORTUNITIES FUND, L.P., as a Lender

By: Angelo Gordon & Co., L.P., as manager or advisor

By: /s/ Christopher Moore

Name: Christopher Moore

Title: Authorized Signatory

AG SUPER FUND MASTER, L.P., as a Lender

By: Angelo Gordon & Co., L.P., as manager or advisor

By: /s/ Christopher Moore

Name: Christopher Moore

Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

APOLLO ACCORD+ AGGREGATOR B, L.P., as a Lender

By: Apollo Accord+ Management, L.P., its investment manager

By: Apollo Accord+ Management GP, LLC, its general partner

By: /s/ William B. Kuesel

Name: William B. Kuesel

Title: Vice President

APOLLO CENTRE STREET PARTNERSHIP, L.P., as a Lender

By: Apollo Centre Street Management, LLC, its investment manager

By: /s/ William B. Kuesel

Name: William B. Kuesel

Title: Vice President

APOLLO LINCOLN FIXED INCOME FUND, L.P., as a Lender

By: Apollo Lincoln Fixed Income Management, LLC, its investment manager

By: /s/ William B. Kuesel

Name: William B. Kuesel

Title: Vice President

APOLLO MOULTRIE CREDIT FUND, L.P., as a Lender

By: Apollo Moultrie Credit Fund Management, LLC, its investment manager

By: /s/ William B. Kuesel

Name: William B. Kuesel

Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

APOLLO CALLIOPE FUND, L.P., as a Lender

By: Apollo Calliope Management, LLC, its investment manager

By: /s/ William B. Kuesel

Name: William B. Kuesel

Title: Vice President

APOLLO EXCELSIOR CO-INVEST, L.P., as a Lender

By: Apollo Excelsior Management, L.P., its investment manager

By: Apollo Excelsior Management, GP, LLC, its general partner

By: /s/ William B. Kuesel

Name: William B. Kuesel

Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

OPPS XI TRINSEO HOLDINGS, L.P., as a Lender

By: Oaktree Fund GP, LLC – Its General Partner

By: Oaktree Fund GP I, L.P. – its: Managing Member

By: /s/ Ross Rosenfelt

Name: Ross Rosenfelt

Title: Authorized Signatory

By: /s/ David Nicoll

Name: David Nicoll

Title: Authorized Signatory

OPPS XII TRINSEO HOLDINGS, L.P., as a Lender

By: Oaktree Fund GP IIA, LLC – Its: General Partner

By: Oaktree Fund GP II, L.P. – its: Managing Member

By: /s/ Ross Rosenfelt

Name: Ross Rosenfelt

Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

OAKTREE SENIOR LOAN FUND, L.P., as a Lender

By: Oaktree Senior Loan Fund GP, L.P. –

Its: General Partner

By: Oaktree Fund GP IIA, LLC – its:

General Partner

By: Oaktree Fund GP II, L.P. – Its:

Managing Member

By: /s/ Ron Kaplan

Name: Ron Kaplan

Title: Authorized Signatory

By: /s/ Ronald Jin

Name: Ronald Jin

Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]